Exhibit 99.1

NeoGenomics Appoints Dr. Marjorie Green to Board of Directors

FORT MYERS, Fla., June 24, 2025—NeoGenomics, Inc. (NASDAQ: NEO), a leading provider of oncology diagnostic solutions that enable precision medicine, today announced the appointment of Marjorie Green to its Board of Directors, effective June 19, 2025. Dr. Green is currently Senior Vice President and Head of Oncology, Global Clinical Development at Merck.

Dr. Green, a seasoned executive with extensive experience in the life sciences industry, brings a strong track record of leadership in oncology, corporate strategy, and business development. As Head of Oncology, Global Clinical Development at Merck, a premier biopharmaceutical company, she oversees the company’s research for its single biggest area of commercial revenue and pipeline investment.

“We are thrilled to welcome Marjorie to the NeoGenomics Board,” said Lynn Tetrault, Chair of the Board of NeoGenomics. “Dr. Green’s deep expertise in clinical oncology and pipeline development, combined with her experience in business development, will be invaluable as we continue to accelerate innovation into the precision oncology market.”

Prior to joining Merck, Dr. Green served as Senior Vice President and Head of Late-Stage Development at Seagen. Prior to that, Dr. Green was Vice President of Product Development and Global Head of the Breast and Gynecologic Cancer Franchise at Genentech. She began her career as a Medical Oncologist and Associate Professor at MD Anderson Cancer Center where she later became the Medical Director of the Nellie B. Connally Breast Center. Dr. Green earned her BA in History from the University of Notre Dame and her MD from the University of Texas Medical Branch. She completed her residency in internal medicine at the University of Virginia School of Medicine and her medical oncology fellowship at the University of Texas MD Anderson Cancer Center.

“I am honored to join NeoGenomics’ Board at such an exciting time in the company’s journey,” said Dr. Marjorie Green. “Neo’s unique oncology diagnostics offerings are well positioned for growth, and I look forward to contributing to the company’s mission of improving patient care.”

About NeoGenomics, Inc.
NeoGenomics, Inc. is a premier cancer diagnostics company specializing in cancer genetics testing and information services. We offer one of the most comprehensive oncology-focused testing menus across the cancer continuum, serving oncologists, pathologists, hospital systems, academic centers, and pharmaceutical firms with innovative diagnostic and predictive testing to help them diagnose and treat cancer. Headquartered in Fort Myers, FL, NeoGenomics operates a network of CAP-accredited and CLIA-certified laboratories for full-service sample processing and analysis services throughout the US and a CAP-accredited full-service sample-processing laboratory in Cambridge, United Kingdom.

Forward-Looking Statements
This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “would,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “guidance,” “plan,” “potential” and other words of similar meaning, although not all forward-looking statements include these words. This press release includes forward-looking statements. These forward-looking statements address various matters, including statements regarding improving operational efficiency, returning to profitable growth and its ongoing executive recruitment process. Each forward-looking statement contained in this press release is subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include, among others, the Company's ability to identify and implement appropriate financial and operational initiatives to improve performance, to identify and recruit executive candidates, to continue gaining new customers, offer new types of tests, integrate its acquisitions and otherwise implement its business plan, and the risks identified under the heading "Risk Factors" contained in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company's other filings with the Securities and Exchange Commission.

We caution investors not to place undue reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document (unless another date is indicated), and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Investor Contact
Kendra Sweeney
ir@neogenomics.com

Media Contact
Andrea Sampson
asampson@sampsonprgroup.com